UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2022

DPCM CAPITAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39638	85-0525645
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

382 NE 191 Street, #24148

Miami, FL 33179

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (305) 857-5086

Not Applicable

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Warrant	XPOA.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	XPOA	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	XPOA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Purchase Agreement and Registration Rights Agreement.

As previously disclosed, on February 7, 2022, DPCM Capital, Inc., a Delaware corporation (“SPAC”), D-Wave Quantum Inc., a Delaware corporation and a direct, wholly-owned subsidiary of SPAC (“NewCo”), DWSI Holdings Inc., a Delaware corporation and a direct, wholly-owned subsidiary of NewCo (“Merger Sub”), DWSI Canada Holdings ULC, a British Columbia unlimited liability company and a direct, wholly-owned subsidiary of NewCo (“CallCo”), D-Wave Quantum Technologies Inc., a British Columbia corporation and a direct, wholly-owned subsidiary of CallCo (“ExchangeCo”) and together with SPAC, NewCo, Merger Sub and CallCo, (the “SPAC Parties”), and D-Wave Systems Inc., a British Columbia company (the “Company”), entered into a transaction agreement (the “Transaction Agreement”) relating to a business combination between SPAC and the Company (the “Proposed Transaction”) pursuant to which, among other things, NewCo will continue as the surviving corporation and the parent of SPAC and the Company.

On June 16, 2022, NewCo, the Company, and SPAC entered into a Purchase Agreement (the “Purchase Agreement”) with Lincoln Park Capital Fund, LLC (“Lincoln Park”), pursuant to which Lincoln Park has agreed to purchase from NewCo up to $150,000,000 of NewCo common stock (subject to certain limitations contained in the Purchase Agreement) from time to time over a 36-month period following the Commencement Date (as defined below). In connection with the Purchase Agreement, NewCo, the Company, the SPAC also entered into a registration rights agreement with Lincoln Park (the “Lincoln Park Registration Rights Agreement”) whereby NewCo has agreed to file with the U.S. Securities and Exchange Commission (the “SEC”) within thirty (30) days following the consummation of the Proposed Transaction, a new registration statement covering the shares of NewCo common stock that may be issued to Lincoln Park under the Purchase Agreement (the “Lincoln Park Registration Statement”).

After (i) the consummation of the Proposed Transaction and (ii) upon the satisfaction of certain other conditions set forth in the Purchase Agreement (the “Commencement Date”), NewCo shall have the right, but not the obligation, from time to time to direct Lincoln Park to purchase shares of NewCo common stock having a value of up to $250,000 on any business day (the “Purchase Date”), which may be increased to up to $1,000,000 depending on certain conditions as set forth in the Purchase Agreement (and subject to adjustment for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction as provided in the Purchase Agreement) (each, a “Regular Purchase”). The purchase price per share for a Regular Purchase will be the lower of: (i) the lowest trading price for shares of NewCo common stock on the applicable Purchase Date and (ii) the average of the three lowest closing sale prices for NewCo common stock during the ten consecutive business days ending on the business day immediately preceding such Purchase Date. The purchase price per share will be equitably adjusted for any reorganization, recapitalization, non-cash dividend, forward or reverse stock split, or other similar transaction as provided in the Purchase Agreement.

From and after the Commencement Date, NewCo shall also have the right, but not the obligation, to direct Lincoln Park on each Purchase Date to make “accelerated purchases” on the following business day (the “Accelerated Purchase Date”) up to the lesser of (i) 300% of the number of shares purchased pursuant to a Regular Purchase or (ii) 30% of the trading volume on such Accelerated Purchase Date (during a time period specified in the Purchase Agreement) at a purchase price equal to the lesser of 95% of (x) the closing sale price of NewCo’s common stock on the Accelerated Purchase Date and (y) of the volume weighted average price of NewCo’s common stock on the Accelerated Purchase Date (during a time period specified in the Purchase Agreement) (each, an “Accelerated Purchase”). NewCo shall have the right in its sole discretion to set a minimum price threshold for each Accelerated Purchase in the notice provided with respect to such Accelerated Purchase, and NewCo may direct multiple Accelerated Purchases in a day provided that delivery of shares has been completed with respect to any prior Regular and Accelerated Purchases that Lincoln Park has purchased.

In consideration for entering into the Purchase Agreement, NewCo will issue to Lincoln Park $875,000 of shares of NewCo common stock as a commitment fee on the date of the closing of the Proposed Transaction. NewCo is also obligated to issue up to an additional $1,750,000, payable in of shares of NewCo common stock or cash at Newco’s discretion, as a commitment fee on or before the business day prior to the filing of the Lincoln Park Registration Statement.

The Purchase Agreement may be terminated by NewCo at any time after the Commencement Date, at its sole discretion, without any cost or penalty, by giving one business day notice to Lincoln Park.

Actual sales of shares of NewCo common stock to Lincoln Park under the Purchase Agreement will depend on a variety of factors to be determined by NewCo from time to time, including (among others) market conditions, the trading price of NewCo common stock and determinations by NewCo as to available and appropriate sources of funding for NewCo and its operations. The Purchase Agreement prohibits NewCo from issuing or selling and Lincoln Park from acquiring any shares of NewCo common stock if those shares of NewCo common stock, when aggregated with all other shares of NewCo common stock then beneficially owned by Lincoln Park and its affiliates, would result in Lincoln Park having beneficial ownership of more than 9.9% of the then total outstanding shares of NewCo common stock, as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 promulgated thereunder.

The Purchase Agreement contains customary representations, warranties, covenants, closing conditions and indemnification provisions by, among and for the benefit of the parties. Lincoln Park has agreed that neither it nor any of its agents, representatives or affiliates will enter into or effect, directly or indirectly any short selling or hedging, which establishes a net short position with respect to the NewCo common stock. There are no limitations on the use of proceeds, financial or business covenants, restrictions on future financings (other than restrictions on NewCo’s ability to enter into a similar type of agreement or equity line of credit during the term of the Purchase Agreement, excluding an at-the-market transaction with a registered broker-dealer), rights of first refusal, participation rights, penalties or liquidated damages in the Purchase Agreement.

Amendment to Transaction Agreement.

On June 16, 2022, the SPAC Parties and the Company entered into an amendment to the Transaction Agreement dated as of February 7, 2022 (the “Transaction Agreement Amendment”). Pursuant to the Transaction Agreement Amendment, the amount of “Permitted SPAC Expenses” was reduced to $7,000,000.

Amended and Restated Sponsor Support Agreement.

On June 16, 2022, CDPM Sponsor Group, LLC (the “Sponsor”), SPAC, D-Wave Quantum Inc. and D-Wave Systems Inc. entered into the Amended and Restated Sponsor Support Agreement (the “A&R SSA”). Pursuant to the A&R SSA, the parties thereto agreed to amend and restate the Sponsor Support Agreement dated as of February 7, 2022 (the “Original SSA”) to, among other things, (i) vote in favor of the Transaction Agreement and the Transaction, (ii) reimburse or otherwise compensate SPAC for an aggregate amount of fees, expenses, commissions or other amounts incurred by or on behalf of, or otherwise payable (and not otherwise expressly allocated to the Company or any of its subsidiaries or any holder of Company shares, Company options or Company warrants pursuant to the terms of the Transaction Agreement or any ancillary document), whether or not due, by the SPAC Parties in connection with the negotiation, preparation or execution of the Transaction Agreement or any ancillary documents, the performance of its covenants or agreements in the Transaction Agreement or any ancillary document or the consummation of the Transaction, including any SPAC Expenses in excess of the sum of $6,750,000 and (iii) the forfeiture of 4,484,425 shares of SPAC class B common stock. Pursuant to the A&R SSA, the Company may allocate up to 3,287,762 shares of NewCo common stock if the Company determines, in its sole discretion following consultation with the SPAC, that such allocation would be advisable in connection with the consummation of the Transactions.

The Purchase Agreement, the Lincoln Park Registration Rights Agreement, the Amendment to Transaction Agreement and the Amended and Restated Sponsor Support Agreement are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 respectively, to this Current Report on Form 8-K and incorporated herein by reference. The foregoing descriptions of the Purchase Agreement, the Lincoln Park Registration Rights Agreement, the Amendment to Transaction Agreement and the Amended and Restated Sponsor Support Agreement and the transactions contemplated thereby are qualified in their entirety by reference to such Exhibits.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

Item 8.01	Other Events

Waiver of Closing Condition

On June 16, 2022, the Company waived the condition set forth in Section 8.3(c) of the Transaction Agreement, subject to the Aggregate Transaction Proceeds (as defined in the Transaction Agreement) being equal to or exceeding $30,000,000.

Important Information About the Proposed Transaction and Where to Find It:

A full description of the terms of the Proposed Transaction between the Company and SPAC is provided in a registration statement on Form S-4 filed with the SEC by NewCo, as amended, that includes a preliminary prospectus with respect to the combined company’s securities, to be issued in connection with the Proposed Transaction and a preliminary proxy statement with respect to the stockholder meeting of SPAC to vote on the Proposed Transaction (the “proxy statement/prospectus”). NewCo and SPAC urge investors, stockholders, and other interested persons to read the proxy statement/prospectus, as well as other documents filed with the SEC, because these documents contain important information about NewCo, SPAC, the Company, and the Proposed Transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to stockholders of SPAC as of a record date to be established for voting on the Proposed Transaction. Stockholders also may obtain a copy of the registration statement on Form S-4—including the proxy statement/prospectus and other documents filed with the SEC without charge—by directing a request to: D-Wave Quantum Inc., 3033 Beta Avenue, Burnaby, BC V5G 4M9 Canada; or via email at shareholdercomm@dwavesys.com; and DPCM Capital Inc., 382 NE 191 Street, #24148, Miami, Florida 33179; or via email at mkilkenny@hstrategies.com. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, also can be obtained, without charge, at the SEC’s website (www.sec.gov).

Forward-Looking Statements

This communication contains forward-looking statements that are based on beliefs and assumptions, and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Any such forward-looking statements are subject to various risks and uncertainties, including the inability of the parties to successfully or timely consummate the Proposed Transaction, and the risk that the Proposed Transaction is subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or the Purchase Agreement. We caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, which are subject to a number of risks, and we cannot assure you that the forward-looking statements in this communication will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, various factors beyond management’s control, including general economic conditions and other risks, and uncertainties and factors set forth in the proxy statement/prospectus filed by NewCo in connection with the Proposed Transaction and other filings by NewCo and SPAC with the SEC. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In addition, you are cautioned that past performance may not be indicative of future results. In light of the significant uncertainties in these forward-looking statements, you should not rely on these statements in making an investment decision or regard these statements as a representation or warranty by any person that NewCo, SPAC, or the Company will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this communication represent our views as of the date of this communication. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this communication.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute an offer or invitation for the sale or purchase of securities, assets, or the business described herein or a commitment to NewCo, SPAC, or the Company; nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the Proposed Transaction or otherwise, nor shall there be any sale, issuance, or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in Solicitation

NewCo, SPAC, and the Company, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of SPAC’s stockholders in respect of the Proposed Transaction. Information about the directors and executive officers of SPAC is set forth in SPAC’s filings with the SEC. Information about the directors and executive officers of NewCo and more detailed information regarding the identity of all potential participants, and their direct and indirect interests by security holdings or otherwise, will be set forth in the definitive proxy statement/prospectus for the Proposed Transaction when available. Additional information regarding the identity of all potential participants in the solicitation of proxies to SPAC’s stockholders in connection with the Proposed Transaction and other matters to be voted upon at the special meeting, and their direct and indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement/prospectus, when it becomes available.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Purchase Agreement, dated June 16, 2022, by and among D-Wave Quantum Inc., D-Wave Systems Inc., DPCM Capital, Inc., and Lincoln Park Capital Fund, LLC.

10.2	Registration Rights Agreement, dated June 16, 2022, by and among D-Wave Quantum Inc., D-Wave Systems, Inc., DPCM Capital, Inc., and Lincoln Park Capital Fund, LLC.

10.3	Amendment to Transaction Agreement, dated as of June 16, 2022 by and among SPAC, D-Wave Quantum Inc., DWSI Holdings Inc., DWSI Canada Holdings ULC, D-Wave Quantum Technologies Inc. and D-Wave Systems Inc.

10.4	Amended and Restated Sponsor Support Agreement dated as of June 16, 2022 by and among CDPM Sponsor Group, LLC, the Registrant, D-Wave Quantum Inc. and D-Wave Systems Inc.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPCM CAPITAL, INC.

Date: June 23, 2022	By:	/s/ Emil Michael
	Name:	Emil Michael
	Title:	Chief Executive Officer